Exhibit 10.1

December 16, 2008

Via Federal Express

Mr. Robert Kaiser

SSL Americas, Inc.

3585 Engineering Drive, Suite 200

Norcross, GA 30092

Re:	Distribution Agreement, dated as of June 1, 2005, as
amended (the “Agreement”), between OraSure Technologies,
Inc. (“OraSure”) and SSL International plc (“SSL”)

Dear Mr. Kaiser:

Reference is made to Amendment No. 2 to Distribution Agreement, dated as of November 30, 2007, as amended by letter agreement, dated October 31, 2008 (collectively, “Amendment No. 2”), between OraSure and SSL. The purpose of this letter is to acknowledge the parties’ agreement that the reference to December 19, 2008 in Section 10 of Amendment No. 2 (as amended) is hereby changed to January 9, 2009. Unless otherwise specified by the parties, any Additional Modifications agreed to by the parties pursuant to Section 10 of Amendment No. 2 shall take effect on January 1, 2009. Except as amended by this letter, the above-referenced Distribution Agreement (including Amendment No.2 thereto) shall remain in full force and effect.

If the foregoing correctly sets forth our agreement, please indicate that by signing the duplicate copy of this letter in the space provided below and returning it to the undersigned. Thank you.

Sincerely,

OraSure Technologies, Inc.

/s/ Douglas A. Michels
By:	Douglas A. Michels
Title:	President and CEO

Agreed to and accepted:

SSL International plc

/s/ Robert Kaiser
By:	Robert Kaiser
Title:	Attorney

220 East First Street, Bethlehem, PA 18015-1360

Phone: 610.882.1820

www.orasure.com